UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2006

Live Nation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Explanatory Note

This Current Report on Form 8-K/A ("Amendment No. 1") amends the Current Report on Form 8-K filed by Live Nation, Inc. on July 14, 2006 (the "Initial Filing"). The Initial Filing is being amended to reflect revisions to the previously reported reclassification of its 2005 fourth quarter and annual financial information to conform to the current segment presentation. These revisions reclassified costs from other operations to Events and reclassified revenues and costs from Events to Venues and Sponsorship. A summary of the effects of these revisions is attached to this Amendment No. 1 as Exhibit 99.2 and incorporated herein by reference.

These revisions did not result in a change to any other information provided in the Initial Filing for the unaudited quarterly and annual segment financial information. A revised copy of the unaudited quarterly and annual segment financial information is furnished as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The information in the Exhibit Index of this Amendment No. 1 is incorporated into this Item 9.01(d) by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

December 3, 2006	By:	Kathy Willard

Name: Kathy Willard
Title: Executive Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Revised Segment Financial Information for 2005 (unaudited)
99.2	Summary of Segment Financial Information Revisions (unaudited)